Exhibit 10.17

AMENDMENT #2 TO THE LEASE — LEASE EXTENSION

THIS AMENDMENT TO THE LEASE AGREEMENT (the “Amendment”) is made this 16 day of February 2023, by and between Victory Global LLC (Landlord) whose address is 40 Christopher Way, Eatontown, New Jersey and Angel Medical Systems, Inc. (Tenant), whose address is 40 Christopher Way, Suite #201, Eatontown, New Jersey.

WITNESSETH:

WHEREAS, the Tenant having previously executed a lease agreement dated May 1, 2018 (the “Lease”) pursuant to the terms of which Tenant has leased:

40 Christopher Way, Eatontown, NJ 07724

Suite 201, as shown on Exhibit “A” to this Lease Amendment

8,839 rentable square feet, “Original Premises”

WHEREAS, the Tenant having previously executed a lease amendment dated May 3, 2019 (Amendment to the Lease). pursuant to the terms of which Tenant has leased:

40 Christopher Way, Eatontown, NJ 07724

Suite 202, as shown on Exhibit “B” to the Lease Amendment

12,481 rentable square feet known as the “Expansion Premises”

WHEREAS, the Landlord and Tenant have agreed to extend the Lease:

NOW THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, effective May 1, 2023, the parties agree as follows:

THE ‘AMENDMENT’

Basic Amended Lease Information. The following terms replace those terms as defined in the Lease Document of May 1, 2018. In addition to the terms that are defined elsewhere in the Lease, these terms are used in the Lease as defined terms:

(a)	COMMENCEMENT DATE (Amendment #2): May 1, 2023

(b)	LANDLORD: Victory Global, LLC

(c)	LANDLORD’S ADDRESS: 40 Christopher Way, Eatontown, NJ 07724

(d)	TENANT: Angel Medical Systems Inc.

(e)	TENANT’S ADDRESS

40	Christopher Way, Suite 201 Eatontown, NJ

(f)	BUILDING ADDRESS: 40 Christopher Way, Eatontown, NJ 07724

(g)	PREMISES: Suite 201, as shown on Exhibit “A” to this Lease Amendment and Suite 202, as shown on Exhibit “B”

(h)	RENTABLE AREA OF THE PREMISES: 8,839 rentable square feet Suite 201 and 12,481 rentable square feet Suite 202

(i)	RENTABLE AREA OF THE BUILDING: 75,275 rentable square feet.

(j)	TENANT’S PROPORTIONATE SHARE OF THE COMMON OPERATING EXPENSES AND TAXES (estimated): 11.7423% Suite 201 and 16.5805% Suite 202.

(k)

TERM: The initial term of the Lease Agreement understood to expire on April 30, 2023, is hereby extended for a period of thirty-six (36) months from the commencement date though the expiration date as defined here.

(l)	LEASE AMENDMENT COMMENCEMENT DATE: May 1, 2023

(m)	EXPIRATION DATE: April 30, 2026

(n)	SECURITY DEPOSIT: $76,713.34 received by Landlord previously

(o)	BASE RENT: As set forth in Exhibit “C”

(p)	ELECTRICITY: $1.75 per rentable square foot

$1,289.02	monthly Suite 201

$1,820.15	monthly Suite 202

(q)	SUBLETTING: Sublease by tenant shall continue as described in the Lease “ARTICLE 9. ASSIGNMENT AND SUBLETTING.” Approval by the Landlord shall not be unreasonably withheld.

(r)

OPTION TO EXTEND LEASE TERM: Provided that Tenant (a) is not in default of the Lease, as amended herein, beyond applicable notice and/or cure periods; and (b) has neither sublet nor assigned any interest in the Lease or in the Leased Premises or any part thereof, Tenant shall have the option to extend the Lease Term for one (1) 5-year period (the “Renewal Term”), upon the same terms and conditions as are applicable during the Lease Term except that the Base Rent for the Renewal Term shall reflect an increase of 5.00% per square foot or Fair Market Value. In any event, the Base Rent for the Renewal Term may not be less than the Base Rent during the last year of the expiring term. Notice of Tenant’s exercise of this option to extend the Lease Term for the Renewal Term must be received by Landlord no later than nine (9) months prior to the expiration of the Amended Lease Term. If Tenant fails to give Landlord timely notice as provided in this Section or in the event that Landlord and Tenant are unable to agree upon the amount of the Base Rent for the Renewal Term, such option shall automatically become null and void.

Any Termination, expiration, cancellation or surrender of this Lease shall terminate any right or option for the Extended Period not yet exercised. The option provided herein to extend the term of the Lease may not be severed from the lease or separately sold, assigned or otherwise transferred.

(s)	Base rent, electricity and operating expenses to be remitted on the first of each month upon invoice presentation by Landlord.

[SIGNATURE PAGE TO FOLLOW]

Landlord and Tenant have executed this Lease Amendment as of the day and year first above written.

LANDLORD:
VICTORY GLOBAL, LLC

BY:	/s/ Gregory Para
NAME: GREGORY PARA
TITLE: CONTROLLER

TENANT:
ANGEL MEDICAL SYSTEMS INC.

BY:	/s/ David L. Keenan
NAME: DAVID L. KEENAN
TITLE: COO

EXHIBIT “A”

EXHIBIT “B”

2ND FLOOR - SUITE # 202 - RSF: 12,481 40 CHRISTOPHER WAY, EATONTOWN, NJ MARKETING PLAN

JOB TS 29387

ISSUE DATE: 04/13/2017

EXHIBIT “C”

ANGEL MEDICAL SYSTEMS, INC. -AMENDMENT #2 TO LEASE DATED MAY 8, 2018

AMENDMENT #2 COMMENCEMENT DATE MAY 1, 2023

	DATE	RENT - 201	RENT - 202	TOTAL RENT	ELECTRIC	RENT & ELECTRIC
1	5/1/2023	14,731.67	20,801.67	$35,533.34	3,109.17	$38,642.51
2	6/1/2023	14,731.67	20,801.67	$35,533.34	3,109.17	$38,642.51
3	7/1/2023	14,731.67	20,801.67	$35,533.34	3,109.17	$38,642.51
4	8/1/2023	14,731.67	20,801.67	$35,533.34	3,109.17	$38,642.51
5	9/1/2023	14,731.67	20,801.67	$35,533.34	3,109.17	$38,642.51
6	10/1/2023	14,731.67	20,801.67	$35,533.34	3,109.17	$38,642.51
7	11/1/2023	14,731.67	20,801.67	$35,533.34	3,109.17	$38,642.51
8	12/1/2023	14,731.67	20,801.67	$35,533.34	3,109.17	$38,642.51
9	1/1/2024	14,731.67	20,801.67	$35,533.34	3,109.17	$38,642.51
10	2/1/2024	14,731.67	20,801.67	$35,533.34	3,109.17	$38,642.51
11	3/1/2024	14,731.67	20,801.67	$35,533.34	3,109.17	$38,642.51
12	4/1/2024	14,731.67	20,801.67	$35,533.34	3,109.17	$38,642.51
13	5/1/2024	14,731.67	20,801.67	$35,533.34	3,109.17	$38,642.51
14	6/1/2024	14,731.67	20,801.67	$35,533.34	3,109.17	$38,642.51
15	7/1/2024	14,731.67	20,801.67	$35,533.34	3,109.17	$38,642.51
16	8/1/2024	14,731.67	20,801.67	$35,533.34	3,109.17	$38,642.51
17	9/1/2024	14,731.67	20,801.67	$35,533.34	3,109.17	$38,642.51
18	10/1/2024	14,731.67	20,801.67	$35,533.34	3,109.17	$38,642.51
19	11/1/2024	14,731.67	20,801.67	$35,533.34	3,109.17	$38,642.51
20	12/1/2024	14,731.67	20,801.67	$35,533.34	3,109.17	$38,642.51
21	1/1/2025	14,731.67	20,801.67	$35,533.34	3,109.17	$38,642.51
22	2/1/2025	14,731.67	20,801.67	$35,533.34	3,109.17	$38,642.51
23	3/1/2025	14,731.67	20,801.67	$35,533.34	3,109.17	$38,642.51
24	4/1/2025	14,731.67	20,801.67	$35,533.34	3,109.17	$38,642.51
25	5/1/2025	14,731.67	20,801.67	$35,533.34	3,109.17	$38,642.51
26	6/1/2025	14,731.67	20,801.67	$35,533.34	3,109.17	$38,642.51
27	7/1/2025	14,731.67	20,801.67	$35,533.34	3,109.17	$38,642.51
28	8/1/2025	14,731.67	20,801.67	$35,533.34	3,109.17	$38,642.51
29	9/1/2025	14,731.67	20,801.67	$35,533.34	3,109.17	$38,642.51
30	10/1/2025	14,731.67	20,801.67	$35,533.34	3,109.17	$38,642.51
31	11/1/2025	14,731,67	20,801.67	$35,533.34	3,109.17	$38,642.51
32	12/1/2025	14,731.67	20,801.67	$35,533.34	3,109.17	$38,642.51
33	1/1/2026	14,731.67	20,801.67	$35,533.34	3,109.17	$38,642.51
34	2/1/2026	14,731.67	20,801.67	$35,533.34	3,109.17	$38,642.51
35	3/1/2026	14,731.67	20,801.67	$35,533.34	3,109.17	$38,642.51
36	4/1/2026	14,731.67	20,801.67	$35,533.34	3,109.17	$38,642.51

NOTE : PROPERTY OPERATING EXPENSES DUE MONTHLY PER OPERATING PLAN —JANUARY 31, 2023 NOT INCLUDED HERE.